Q2 2013 Earnings Press Release Supplement July 18, 2013

Important Notes
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,”
“intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-
looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
(1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group,
Inc. (“PNC”); (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations in the appendix to this earnings release supplement, our current earnings release dated July
18, 2013, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at
www.blackrock.com.

Table of Contents
Operating and Net Income/Diluted EPS, as adjusted Page 3
Operating Margin, as adjusted Page 4
Q2 2013 Mix by Product, Client Type, Style and Region Page 5
Major Market Indices and Exchange Rates Page 6
Year-over-Year: Q2 2013 vs. Q2 2012 Pages 7-12
Sequential Quarters: Q2 2013 vs. Q1 2013 Pages 13-18
Non-operating and Capital Management Pages 19-21
Appendix Pages 22-29

+18%
$825
$832
$876
$1,041
$921
$982
$575
$558
$610
$695
$637
$722
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Operating Income
Net Income

+34%
$3.16
$3.10
$3.47
$3.96
$3.65
$4.15
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

BLACKROCK

EPS up 34% and operating income up 18% year-over-year
Operating and Net Income, as adjusted ($ in millions) Diluted Earnings Per Share, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
• Q2 2013 EPS reflects a $39 million non-cash, non-operating pre-tax gain related to the PennyMac IPO
• Amounts related to the PennyMac Charitable Contribution have been excluded from as adjusted results, among other items

Full Year 2012 = 40.4%
37.4%
38.7%
38.2%
36.8%
39.3%
39.7%
38.6%
39.2%
40.7%
42.6%
40.0%
41.3%
2007
2008
2009
2009 BGI/BLK Pro Forma
2010
2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

BLACKROCK

Continued margin improvement
Operating Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
• Sequential results reflect seasonal factors primarily related to higher securities lending fees, lower payroll taxes and lower performance fees
• Q2 2013 and Q1 2013 include $9 million and $33 million of organizational alignment costs, respectively
• Amounts related to the PennyMac Charitable Contribution have been excluded from as adjusted results, among other items

A broadly diversified business across clients, products and geographies
Q2 2013 Long-term Base Fees of $2.094 billion
Long-term Assets Under Management of $3.564 trillion at June 30, 2013
Product Type Client Type
Style
Region
Alternatives 3%
Alternatives 8%
Multi-asset
8%
Multi-asset
12%
Fixed Income
34%
Fixed Income
24%
Equity
55%
Equity
56%
iShares
22%
iShares
35%
Retail
12%
Retail
33%
Institutional
66%
Institutional
32%
AUM Base Fees AUM Base Fees
Index
42%
Index
11%
iShares
22%
iShares
35%
Asia-Pacific
8%
Asia
-
Pacific 5%
EMEA
31%
EMEA
30%
Americas
61%
Americas
65%
Active
36%
Active
54%
AUM Base Fees AUM Base Fees

Major market indices and exchange rates
Spot
Spot
June 30, 2013
vs. Average Level
Average
Q2 2013 vs.
June 30,
2013
March 31,
2013
March 31,
2013 Q2 2013 Q2 2012 Q1 2013 Q2 2012 Q1 2013
Equity Indices:
Domestic
S&P 500 1,606 1,569 2.4% 1,610 1,350 1,513 19.3% 6.4%
Global
MSCI Barra World Index 1,434 1,435 (0.1%) 1,463 1,233 1,405 18.7% 4.1%
MSCI Europe Index 98 101 (3.0%) 101 86          100 17.4% 1.0%
MSCI AC Asia Pacific Index 131 136 (3.7%) 136 118           133 15.3% 2.0%
MSCI Emerging Markets Index 940 1,035 (9.1%) 1,004 963             1,059 4.2% (5.2%)
S&P Global Natural Resources 3,083 3,415 (9.7%) 3,295 3,209 3,524 2.7% (6.5%)
Fixed Income Index:
Barclays U.S. Aggregate Bond Index 1,799 1,842 (2.3%) 1,839 1,800 1,837 2.2% 0.1%
Foreign Exchange Rates:
GBP to USD 1.52 1.52 0.1% 1.54 1.58 1.55 (3.0%) (1.0%)
EUR to USD 1.30 1.28 1.5% 1.31 1.28 1.32 1.8% (1.1%)
Source: Bloomberg

Year-over-year Q2 2013 vs. Q2 2012 * * * * * * * * * * *

$1.05
$4.60
$3.90
$3.20
$2.50
$1.80
$1.10
$0.40
($0.30)
Diluted EPS, as adjusted
Total EPS: $3.10
Operating EPS: $3.27
Non-Operating: ($0.17)
$0.83
$0.22
Total EPS: $4.15
Operating EPS: $4.10
Non-Operating: $0.05
Q2 2012
Operating EPS
Non-Operating EPS
Q2 2013
Increasing EPS

BLACKROCK

Q2 2013 Compared to Q2 2012, as adjusted
EPS up 34% year-over-year driven by an increase in operating income of 18%
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
• Q2 2013 EPS reflects a $39 million non-cash, non-operating pre-tax gain related to the PennyMac IPO
• Amounts related to the PennyMac Charitable Contribution have been excluded from as adjusted results, among other items

$150 million
$253
$982
($103)
$832
$1,100
$1,000
$900
$800
$700
$600
$0
Operating Income, as adjusted ($ in millions)
Q2 2012
Revenue
Expenses
Q2 2013
Increasing Revenue
Increasing Expense

BlackRock®

Q2 2013 Compared to Q2 2012, as adjusted
Operating results reflect record base fees and margin expansion
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
• Amounts related to the PennyMac Charitable Contribution have been excluded from as adjusted results, among other items

83%
2%
1%
5%
2%
7%
Base Fees ex Sec Lending
Securities Lending
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
82%
2%
1%
6%
4%
5%

$253 million
Revenue ($ in millions)
$2,600
$2,400
$2,200
$2,000
$0
$2,229
$208
$48
$13
$7
($2)
($21)
$2,482
Q2 2012
Base Fees ex Sec Lending
Performance Fees
Other Revenue
BRS & Advisory
Distribution Fees
Securities Lending
Q2 2013
Increasing Revenue
Decreasing Revenue

BLACKROCK

10 Revenue reflects record base fees and higher performance fees Q2 2013 Compared to Q2 2012 Total Revenue Q2 2012 $2.23 billion Q2 2013 $2.48 billion

Q2 2012

$1.99 billion

3%
22%
5%
14%
23%
4%
9%
12%
8%
Active Fixed Income
iShares Fixed Income
Non-ETF Index Fixed Income
Active Equity
iShares Equity
Non-ETF Index Equity
Multi-Asset
Alternatives
Cash

Q2 2013

$2.18 billion

6%
3%
20%
15%
26%
4%
7%
12%
7%

$187 million
Base Fees ($ in millions)
$2,300
$2,200
$2,100
$2,000
$1,900
$1,800
$0
$1,990
$117
$37
$17
$13
$5
$3
$1
($1)
($5)
$2,177
Q2 2012
iShares Equity
Active Fixed Income
Multi-Asset
iShares Fixed Income
Non-ETF Index Equity
Active Equity
Non-ETF Index Fixed Income
Alternatives
Cash
Q2 2013
Increasing Base Fees
Decreasing Base Fees

BLACKROCK®

11 Base fees (including securities lending) reflect growth across all traditional long-term asset classes Q2 2013 Compared to Q2 2012 Base fees

Q2 2012

$1.40 billion

Q2 2013

$1.50 billion

56%
7%
1%
10%
23%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
56%
6%
1%
11%
23%
3%

Operating Expenses, as adjusted ($ in millions)
$1,600
$1,500
$1,400
$1,300
$0
$103 million
$1,397
($3)
($2)
$1
$9
$17
$18
$63
$1,500
Q2 2012
Distribution & Servicing
Amort.- Deferred Commissions
Amort.- Intangibles
Organizational Alignment Costs
G&A
Direct Fund Expenses
Compensation & Benefits
Q2 2013
Decreasing Expenses
Increasing Expenses

BLACKROCK

Expenses driven by higher revenue-related expenses
Expenses, as adjusted, by Category
Q2 2013 Compared to Q2 2012, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
• Amounts related to the PennyMac Charitable Contribution have been excluded from as adjusted results, among other items
(1) Compensation & benefits expense excludes organizational alignment costs incurred in Q2 2013, which is presented separately above.
(1)

Sequential Quarters
Q2 2013 vs. Q1 2013
************************
************************
************************
************************
************************
************************
************************
************************
************************
************************
************************
***********************

$4.90
$4.20
$3.50
$2.80
$2.10
$1.40
$0.70
$0.00
Diluted EPS, as adjusted
$0.50
Total EPS: $3.65
Operating EPS: $3.64
$0.46
$0.04
Total EPS: $4.15
Operating EPS: $4.10
Non-Operating: $0.01
Non-Operating: $0.05
Q1 2013
Operating EPS
Non-Operating EPS
Q2 2013
Increasing EPS

BlackRock

Results reflect base fee growth and seasonal factors
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q2 2013 Compared to Q1 2013, as adjusted
• Sequential results reflect seasonal factors primarily related to higher securities lending fees, lower payroll taxes and lower performance fees
• Q2 2013 and Q1 2013 include $9 million and $33 million of organizational alignment costs, respectively
• Q1 2013 included $18 million of pre-tax fund launch costs
• Q2 2013 EPS reflects a $39 million non-cash, non-operating pre-tax gain related to the PennyMac IPO
• Amounts related to the PennyMac Charitable Contribution have been excluded from as adjusted results, among other items

Operating Income, as adjusted ($ in millions)
$1,000
$900
$0
$19 million
$921
$33
($14)
$18
$24
$982
Q1 2013
Revenue
Expenses
Fund Launch Costs
Organizational Alignment Costs
Q2 2013
Increasing Expense
Increasing Revenue / Decreasing Expense

BLACKROCK®

Operating income reflects record base fees, margin expansion and seasonal factors
Q2 2013 Compared to Q1 2013 , as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
• Sequential results reflect seasonal factors primarily related to higher securities lending fees, lower payroll taxes and lower performance fees
• Amounts related to the PennyMac Charitable Contribution have been excluded from as adjusted results, among other items

Q1 2013
$2.45 billion
82%
3%
1%
5%
4%
5%
Base Fees ex Sec Lending
Securities lending
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
Q2 2013
$2.48 billion
82%
2%
1%
6%
4%
5%

$33 million
Revenue ($ in millions)
$2,600
$2,400
$2,200
$2,000
$0
$2,449
$24
$24
$12
$1
($9)
($19)
$2,482
Q1 2013
Base Fees ex Sec Lending
Securities lending
BRS & Advisory
Distribution Fees
Other Revenue
Performance Fees
Q2 2013
Increasing Revenue
Decreasing Revenue

BLACKROCK

16 Higher revenue driven by record base fees and seasonally higher securities lending Q2 2013 Compared to Q1 2013 Total Revenue

Q1 2013

$2.13 billion

Q2 2013

$2.18 billion

5%
3%
20%
15%
27%
4%
7%
12%
7%
Active Fixed Income
iShares Fixed Income
Non-ETF Index Fixed Income
Active Equity
iShares Equity
Non-ETF Index Equity
Multi-Asset
Alternatives
Cash
6%
3%
20%
15%
26%
4%
7%
12%
7%

Base Fees ($ in millions)
$2,300
$2,200
$2,100
$2,000
$0
$48 million
$2,129
$21
$13
$10
$5
$4
$4
($1)
($3)
($5)
$2,177
Q1 2013
Non-ETF Index Equity
iShares Equity
Active Fixed Income
Multi-asset
Non-ETF Index Fixed Income
iShares Fixed Income
Active Equity
Cash
Alternatives
Q2 2013
Increasing Base Fees
Decreasing Base Fees

BLACKROCK®

17 Base fees (including securities lending) reflects growth from higher average AUM Base Fees Q2 2013 Compared to Q1 2013

Q1 2013

$1.53 billion

6%
1%
11%
58%
21%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles

Q2 2013

$1.50 billion

6%
1%
11%
56%
23%
3%

Operating Expenses, as adjusted ($ in millions)
$1,700
$1,600
$1,500
$1,400
$1,300
$0
($28) million
$1,528
($24)
($18)
($12)
($1)
$1
$26
$1,500
Q1 2013
Organizational Alignment Costs
Fund Launch Costs
Compensation & Benefits(1)
Distribution & Servicing
Direct Fund Expenses
G&A(1)
Q2 2013
Decreasing Expenses
Increasing Expenses

BLACKROCK

Expenses reflects seasonal factors
(1) Compensation & benefits expense excludes organizational alignment costs incurred in Q1 2013 and Q2 2013, which are presented separately above. G&A expense excludes Q1 2013 fund launch costs, which are also presented separately above.
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Expenses, as adjusted, by Category
Q2 2013 Compared to Q1 2013, as adjusted
• Sequential results reflect seasonal factors primarily related to lower payroll taxes
• Amounts related to the PennyMac Charitable Contribution have been excluded from as adjusted results, among other items

Non-operating and Capital Management ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** *****

Non-Operating Income (Expense), as adjusted
($ in millions)

BLACKROCK

Q2 2013 $12 million Non-Operating Income by Category, as adjusted
Q2 2013 non-operating income
$4
$4
$7
$5
$2
$39
($49)
($60)
($50)
($40)
($30)
($20)
($10)
$0
$10
$20
$30
$40
Private Equity Real Estate Distressed
Credit/ Mortgage
Funds
Hedge Funds/
Funds of Hedge
Funds
Other
Investments
Non-cash Gain
Related to
PennyMac IPO
Net Interest
Expense
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Net Interest Expense
Investment Gains
$22 million Net Investment Gain
• Amounts related to the PennyMac Charitable Contribution have been excluded from as adjusted results, among other items

Operating cash flows ($ in billions)
$2.5
$2.6
$2.8
$2.6
$2.2
$2.7
$0.9
$0.8
$1.3
$1.1
2010
2011
2012
YTD Q2 2012
Est. YTD Q2 2013
GAAP
As Adjusted

42%
36%
53%
48%
38%
43%
43%
44%
Annualized
$6.72
22% CAGR
$1.68
$2.68
$3.12
$3.12
$4.00
$5.50
$6.00
$3.36
2006
2007
2008
2009
2010
2011
2012
YTD Q2 2013

Share repurchases ($ in millions)
$1,043
Include $1.0 bn May 2012 buyback of 6.4 million shares from Barclays
$125
$43
$167
$166
$250
$250
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

235%
Include $1.0 bn May 2012 buyback of 6.4 million shares from Barclays
72%
55%
66%
61%
88%
74%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

BLACKROCK

Continued commitment to sound capital management
Operating cash flow
Share repurchases
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.
Total payout ratio
Dividends and Dividend Payout Ratio
Payout ratio = (Dividends declared + shares repurchases) / GAAP Net income.
For further information and reconciliation between GAAP and as adjusted, see the previously filed Form 10-Ks,
Form 10-Qs and 8-Ks and the appendix to this earnings release supplement.
Dividend payout ratio = Dividends declared / GAAP Net income.

Appendix * * * * * * * * * * * *

Q2 2012

$3.255 trillion

8%
19%
6%
7%
3%
14%
14%
29%
iShares Equity
Active Equity
Active Fixed Income
iShares Fixed Income
Multi-Asset
Alternatives
Non-ETF Index Equity
Non-EFT Index Fixed Income

Q2 2013

$3.564 trillion

8%
18%
5%
8%
3%
16%
11%
31%

Long-term AUM ($ in billions)
$3,800
$3,600
$3,400
$3,200
$0
$309 billion
$3,255
$129
($74)
$300
($46)
$3,564
Q2 2012
Net New Business(1)
Client Redemption(1)
Market (2)
FX
Q2 2013
Increasing AUM
Decreasing AUM

BlackRock®

Q2 2013 long-term AUM up 9% from Q2 2012
Q2 2013 Compared to Q2 2012
Long-term AUM
(1) Net new business excludes the effect of a single low-fee non-ETP index fixed income outflow of $74.2 billion in the third quarter 2012, which is shown separately above.
(2) Market includes $6.1 billion of AUM acquired from Swiss Re Private Equity Partners in September 2012.

Q1 2013

$3.629 trillion

8%
18%
5%
8%
3%
16%
11%
31%
iShares Equity
Active Equity
Active Fixed Income
iShares Fixed Income
Multi-Asset
Alternatives
Non-ETF Index Equity
Non-EFT Index Fixed Income

Q2 2013

$3.564 trillion

8%
18%
5%
8%
3%
16%
11%
31%

($65) billion
Long-term AUM ($ in billions)
$3,629
$12
($62)
($15)
$3,564
$3,600
$3,400
$3,200
$0
Q1 2013
Net New Business
Market
FX
Q2 2013
Increasing AUM
Decreasing AUM

BLACKROCK®

24 Q2 2013 long-term AUM down 2% from Q1 2013 Q2 2013 Compared to Q1 2013 Long-term AUM

$825
$815
$832
$829
$876
$875
$1,041
$1,005
$921
$909
$982
$849
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
GAAP
as adjusted

$10
$3
$1
$36
$12
$133
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

BLACKROCK®

Quarterly operating income – GAAP and as adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include amounts related to the PennyMac Charitable Contribution, a contribution to short-term investment funds (“STIFs”), PNC LTIP funding obligation and compensation related to appreciation (depreciation) on certain deferred compensation plans.
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

$575
$572
$558
$554
$610
$642
$695
$690
$637
$632
$722
$729
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
GAAP
as adjusted

$3
$4
($32)
$5
$5
($7)
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

BLACKROCK®

Quarterly net income – GAAP and as adjusted
Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include amounts related to the PennyMac Charitable Contribution,  a contribution to STIFs, PNC
LTIP funding obligation and income tax changes.
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

$23
$15
$(40)
$(43)
$30
$13
$(67)
$(27)
$41
$3
$69
$12
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
GAAP
as adjusted

($8)
($3)
($17)
$40
($38)
($57)
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

Quarterly non-operating income (expense) – GAAP and as adjusted
Non-Operating Income (Expense) ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to non-controlling interests, a gain associated with the
PennyMac Charitable Contribution and compensation expense related to (appreciation) depreciation on certain deferred compensation plans.
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

GAAP		
	PennyMac IPO	Charitable Contribution	Total
General and administration expenses	$ -	$ (124)	$ (124)
Operating Income	-	(124)	(124)
Non-operating Income:			
Net Gain (loss)	39	80	119
Income before income taxes	39	(44)	(5)
Income tax (expense) benefits	(14)	57	43
Net Income attributable to BlackRock	$ 25	$ 13	$ 38

	As Adjusted		
	PennyMac IPO	Charitable Contribution	Total
General and administration expenses	$ -	$ -	$ -
Operating Income	-	-	-
Non-operating Income:			
Net Gain (loss)	39	-	39
Income before income taxes	39	-	39
Income tax (expense) benefits	(14)	-	(14)
Net Income attributable to BlackRock	$ 25	$ -	$ 25

BLACKROCK®

Q2 2013 PennyMac Financial Impact
Both GAAP and as adjusted  results include a $39 million non-cash, pre-tax gain related to the carrying value of the Company’s equity method investment in PennyMac in connection with PennyMac’s initial public offering.

Cash Flow GAAP and As Adjusted
(in millions)
2010 2011 2012
YTD
Q2 2012
EST YTD
Q2 2013
Operating Cash Flows
Operating Cash flows, GAAP basis $2,488 $2,826 $2,240 $865 $1,300
Less: Non-GAAP adjustments
(1)
(77) 178 (483) 51 200
Operating Cash flows, as Adjusted $2,565 $2,648 $2,723 $814 $1,100
Investing Cash Flows
Investing Cash flows, GAAP basis ($627) ($204) ($266) ($547) $-
Less: Non-GAAP adjustments
(1)
(52) 24 (211) (184) -
Investing Cash flows, as  Adjusted ($575) ($228) ($55) ($363) $-
Financing Cash Flows
Financing Cash flows, GAAP basis ($3,170) ($2,485) ($944) ($235) ($2,200)
Less: Non-GAAP adjustments
(1)
110 (71) 631 (3) (100)
Financing Cash flows, as Adjusted ($3,280) ($2,414) ($1,575) ($232) ($2,100)
(1) Non-GAAP adjustments include the impact on cash flows of consolidated sponsored investment funds and consolidated VIEs
.

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